1 NOTICE OF GRANT OF RESTRICTED STOCK UNIT AWARD (TIME-VESTING, MANAGEMENT) INTELLICHECK, INC. 2015 Omnibus Incentive Plan FOR GOOD AND VALUABLE CONSIDERATION, Intellicheck, Inc. (the “Company”) hereby grants this Restricted Stock Unit Award (the “Award”) of the number of Restricted Stock Units set forth in this Notice of Grant of Restricted Stock Unit Award (the “Notice”) to the Grantee designated in this Notice, pursuant to the provisions of the Company’s 2015 Omnibus Incentive Plan (the “Plan”) and subject to certain restrictions as outlined below in this Notice and the additional provisions set forth in the attached Terms and Conditions of Restricted Stock Units Award (the “Terms”). Together, this Notice, the attached Terms and all Exhibits hereto constitute the “Agreement.” The terms and conditions of the Plan are incorporated by reference in their entirety into this Agreement. When used in this Agreement, the terms which are defined in the Plan shall have the meanings given to them in the Plan, as modified herein (if applicable). Grantee: Jeffrey Ishmael Grant Date: March 29, 2023 Closing Price: $2.48 per share Number of Restricted Stock Units: 91,228 (unvested portions subject to adjustment in the event of any recapitalization, stock split or reverse stock split.) Vesting Schedule: RSU shall vest 100% on March 31, 2023. In the event of a Change of Control (as defined in the Plan), this RSU shall become vested to the extent of 100% of the shares then unvested, effective immediately prior to the Change of Control. The Grantee must accept this Agreement within ninety (90) days; otherwise, the Company may, in its sole discretion, rescind the Award in its entirety. This Agreement and the Grant Notice may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document. Intellicheck, Inc. Accepted by: By: Name: Bryan Lewis By: Jeffrey Ishmael Title: CEO DocuSign Envelope ID: 2113E7F1-23E4-496D-A3EE-E12AA18D8020

2 TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARD The Restricted Stock Unit Award (the “Award”) granted by Intellicheck, Inc. (the “Company”) to the Grantee specified in the Notice of Grant of Restricted Stock Unit Award (the “Notice”) to which these Terms and Conditions of Restricted Stock Unit Award (the “Terms”) are attached, is subject to the terms and conditions of the Plan, the Notice, and these Terms. The terms and conditions of the Plan are incorporated by reference in their entirety into these Terms. Together, the Notice, all Exhibits to the Notice and these Terms constitute the “Agreement.” A Prospectus describing the Plan has been delivered to the Grantee. The Plan itself is available upon request. When used in this Agreement, the terms which are defined in the Plan shall have the meanings given to them in the Plan, as modified herein (if applicable). For purposes this Agreement, any reference to the Company shall include a reference to any Affiliate. 1. Grant of Units. (a) As of the Grant Date set forth in the Notice, the Company grants to the Grantee the number Restricted Stock Units (“Units”) set forth in the Notice. Each Unit represents the right to receive one share of Stock at a future date after the Unit has become earned and vested, subject to the terms and conditions of this Agreement. (b) The Units covered by this Award shall become earned and vested in accordance with the schedule set forth in the Notice. Each earned and vested Unit shall be settled on the date(s) specified in the Notice by issuance of one share of Stock on or as soon as administratively practicable (but no more than 60 days) after the applicable vesting and/or settlement date specified in the Notice, subject to the requirements of (i) Section 4 (Withholding), Section 6 (Regulatory Restrictions on the Shares Issued Upon Settlement), and Section 7(m) (Recovery of Compensation) of this Agreement and (ii) Section 17.9 of the Plan regarding a potential six-month delay in settlement for awards to certain Grantees to the extent determined by the Company to be necessary to comply with Section 409A. (c) Units constitute an unfunded and unsecured obligation of the Company. The Grantee shall not have any rights of a stockholder of the Company with respect to the shares of Stock underlying the Units unless and until the Units become earned and vested and are settled by the issuance of shares of Stock. Upon issuance of shares of Stock in connection with the settlement of vested Units, the Grantee shall be the record owner of the shares of Stock unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a stockholder of the Company (including voting rights). (d) The Grantee may designate a beneficiary to receive payment in connection with the Units in the event of the Grantee’s death in accordance with the Company’s beneficiary designation procedures, as in effect from time to time. If the Grantee does not designate a beneficiary, or if the Grantee’s designated beneficiary does not survive the Grantee, then the Grantee’s beneficiary will be the Grantee’s estate. (e) The Units shall not entitle the Grantee to receive any dividend equivalents with respect to any cash dividend that is otherwise paid with respect to shares of the Stock. DocuSign Envelope ID: 2113E7F1-23E4-496D-A3EE-E12AA18D8020

3 2. Restrictions. Subject to any exceptions set forth in this Agreement, until such time as the Units become earned and vested and are settled in shares of Stock in accordance with Section 1, the Units or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Units or the rights relating thereto shall be wholly ineffective and, if any such attempt is made, the Units will be forfeited by the Grantee and all of the Grantee’s rights to such Units shall immediately terminate without any payment of consideration by the Company. 3. Cancellation of Rights. If any portion of the Units fail to become earned and vested (for example, because the Grantee fails to satisfy the vesting conditions specified in the Notice prior to a Separation from Service), then such Units shall be immediately forfeited as of the date of such failure and all of the Grantee’s rights to such Units shall immediately terminate without any payment of consideration by the Company. 4. Withholding. (a) Regardless of any action the Company takes with respect to any or all income tax, payroll tax or other tax-related withholding (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items owed by the Grantee is and remains the Grantee’s responsibility and that the Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant or vesting of the Units or the subsequent sale of shares of Stock acquired upon vesting; and (ii) does not commit to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Grantee’s liability for Tax-Related Items. (b) Prior to vesting of the Units, the Grantee shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company. In this regard, the Grantee authorizes the Company to withhold all applicable Tax-Related Items legally payable by the Grantee from the Grantee’s wages or other cash compensation paid to the Grantee by the Company or from proceeds of the sale of the shares of Stock. Alternatively, or in addition, to the extent permissible under applicable law, the Company may (i) sell or arrange for the sale of shares of Stock that the Grantee acquires to meet the withholding obligation for Tax-Related Items, and/or (ii) withhold in shares of Stock, provided that the Company only withholds the amount of shares of Stock necessary to satisfy the minimum withholding amount. Finally, the Grantee shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue and deliver shares of Stock in payment of any earned and vested Units if the Grantee fails to comply with the Grantee’s obligations in connection with the Tax-Related Items as described in this Section 4. 5. Grantee Representations. The Grantee hereby represents to the Company that the Grantee has read and fully understands the provisions of this Agreement, the Prospectus and the Plan, and the Grantee’s decision to participate in the Plan is completely voluntary. Further, the Grantee acknowledges that the Grantee is relying solely on his or her own advisors with respect to the tax consequences of this Award. DocuSign Envelope ID: 2113E7F1-23E4-496D-A3EE-E12AA18D8020

4 6. Regulatory Restrictions on the Shares Issued Upon Settlement. Notwithstanding the other provisions of this Agreement, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations on the issuance of shares of Stock with respect to this Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act or the Committee has determined that an exemption therefrom is available, (ii) any applicable listing requirement of any stock exchange on which the Stock is listed, (iii) any applicable Company policy or administrative rules, and (iv) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable. 7. Miscellaneous. (a) Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as the Company may notify the Grantee from time to time; and to the Grantee at the Grantee’s electronic mail or postal address as shown on the records of the Company from time to time, or at such other electronic mail or postal address as the Grantee, by notice to the Company, may designate in writing from time to time. (b) Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach. (c) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof. Any prior agreements, commitments or negotiations concerning the Award are superseded. (d) Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities. (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable Federal law. (f) Arbitration. The Company and the Grantee shall make a good faith attempt to resolve any and all claims and disputes regarding the Award or the Agreement in accordance with any dispute resolution adopted by the Company before resorting to any other dispute resolution procedure. If the claim or dispute is not resolved in that manner and involves any rights or obligations under the Agreement, then the claim or dispute will be determined by arbitration in accordance with the then-current American Arbitration Association (“AAA”) national rules for the resolution of employment disputes by arbitration, except as modified herein. The arbitration will be conducted by a sole neutral arbitrator who has had both training and experience as an arbitrator of employee compensation matters. If the Company and the DocuSign Envelope ID: 2113E7F1-23E4-496D-A3EE-E12AA18D8020

5 Grantee cannot agree on an arbitrator, then the arbitrator will be selected by the AAA applying the criteria in this provision. Reasonable discovery will be permitted and the arbitrator may decide any issue as to discovery. The arbitrator may decide any issue as to whether or as to the extent to which, any dispute is subject to the dispute resolution provisions of this Section 7(f). The arbitrator may award only relief at law contemplated under the Agreement and the Plan and the arbitrator may not award incidental, consequential or punitive damages, attorney’s fees or any form or equitable relief, to either party. The arbitrator must base the arbitration award on the provisions of this Section 7(f) and applicable law and must render the award in writing, including an explanation of the reasons for the award. Judgment upon the award may be entered by any court having jurisdiction of the matter, and the decision of the arbitrator will be final and binding. The statute of limitations applicable to the commencement of a lawsuit will apply to the commencement of an arbitration. The arbitrator’s fees will be paid in equal portions by the Company and the Grantee, unless the Company agrees to pay all such fees. (g) Venue. Any arbitration, legal or equitable action or any proceeding arising directly, indirectly, or otherwise in connection with, out of, related to or from the Agreement, or any provision hereof, shall exclusively be filed and adjudicated in King County, Washington and no other venue. (h) Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement. (i) Conflicts; Amendment. The provisions of the Plan are incorporated in this Agreement in their entirety. In the event of any conflict between the provisions of this Agreement and the Plan, the provisions of the Plan shall control. This Agreement may be amended at any time by the Committee, provided that no amendment may, without the consent of the Grantee, materially impair the Grantee’s rights with respect to the Award. The Committee shall have full authority and discretion, subject only to the terms of the Plan, to decide all matters relating to the administration or interpretation of the Plan, the Award, and the Agreement, and all such action by the Committee shall be final, conclusive, and binding upon the Company and the Grantee. (j) No Right to Continued Employment. Nothing in this Agreement shall confer upon the Grantee any right to continue in the employ or service of the Company or affect the right of the Company to terminate the Grantee’s employment or service at any time. (k) Further Assurances. The Grantee agrees, upon demand of the Company or the Committee, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company or the Committee, as the case may be, to implement the provisions and purposes of this Agreement and the Plan. (l) Personal Data. By accepting the Award under this Agreement, the Grantee hereby consents to the Company’s use, dissemination and disclosure of any information pertaining to the Grantee that the Company determines to be necessary or desirable for the implementation, administration and management of the Plan. DocuSign Envelope ID: 2113E7F1-23E4-496D-A3EE-E12AA18D8020

6 (m) Recovery of Compensation. In accordance with Section 3.3 of the Plan, the Award is subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) any policies adopted by the Company to implement such requirements, and (iii) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to the Grantee. (n) Restrictive Covenants. If the Grantee is subject to any employment-related covenants (including covenants regarding non-competition, non-solicitation of customers/employees and preservation of confidential information) under any agreement with the Company or any Subsidiary, including without limitation a Restrictive Covenant and Confidentiality Agreement, the vesting and receipt of benefits under this Award is specifically conditioned on the Grantee’s compliance with such covenants. To the extent allowed by and consistent with applicable law and any applicable limitations period, if it is determined at any time that the Grantee has materially breached any such covenants, the Company will be entitled to (i) cause any unvested portion of the Award to be immediately canceled without any payment of consideration by the Company and (ii) recover from the Grantee in its sole discretion some or all of the shares of Stock (or proceeds received by the Grantee from such shares of Stock) paid to the Grantee pursuant to this Agreement. The Grantee recognizes that if the Grantee breaches any such covenants, the losses to the Company and/or its Subsidiaries may amount to the full value of any shares of Stock paid to the Grantee pursuant to this Agreement. DocuSign Envelope ID: 2113E7F1-23E4-496D-A3EE-E12AA18D8020